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GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 1999-1
Investor Number 51999021

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Determination Date:     12-May-99
Remittance Date:        17-May-99
Month End Date:         30-Apr-99
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
(a)      Class A-1 Distribution Amount                                                                            4,033,996.81
(b)      Class A-1 Distribution Amount                                                                            3,367,934.46
                    Scheduled Payments of Principal                                            689,604.68
                    Partial Prepayments                                                        210,796.52
                    Scheduled Principal Balance Principal Prepayment in Full                 2,013,659.07
                    Scheduled Principal Balance Liquidated Contracts                           453,874.19
                    Scheduled Principal Balance Repurchases                                          0.00

(c)      Class A-1 Interest Distribution                                                                            666,062.35
         Class A-1 Interest Shortfall                                                                                     0.00

(d)      Class A-1 Remaining Certificate Balance                                                                134,914,907.04

(e)      Class A-2 Distribution Amount                                                                              628,545.83
(f)      Class A-2 Distribution Principal                                                                                 0.00
                    Scheduled Payments of Principal                                                  0.00
                    Partial Prepayments                                                              0.00
                    Scheduled Principal Balance Principal Prepayment in Full                         0.00
                    Scheduled Principal Balance Liquidated Contracts                                 0.00
                    Scheduled Principal Balance Repurchases                                          0.00

(g)      Class A-2 Interest Distribution                                                                            628,545.83
         Class A-2 Interest Shortfall                                                                                     0.00

(h)      Class A-2 Remaining Certificate Balance                                                                125,500,000.00

(i)      Class A-3 Distribution Amount                                                                              463,341.67
(j)      Class A-3 Distribution Principal                                                                                 0.00
                    Scheduled Payments of Principal                                                  0.00
                    Partial Prepayments                                                              0.00
                    Scheduled Principal Balance Principal Prepayment in Full                         0.00
                    Scheduled Principal Balance Liquidated Contracts                                 0.00
                    Scheduled Principal Balance Repurchases                                          0.00

(k)      Class A-3 Interest Distribution                                                                            463,341.67
         Class A-3 Interest Shortfall                                                                                     0.00

(l)      Class A-3 Remaining Certificate Balance                                                                 91,000,000.00

(m)      Class A-4 Distribution Amount                                                                              400,625.00
(n)      Class A-4 Distribution Principal                                                                                 0.00
                    Scheduled Payments of Principal                                                  0.00
                    Partial Prepayments                                                              0.00
                    Scheduled Principal Balance Principal Prepayment in Full                         0.00
                    Scheduled Principal Balance Liquidated Contracts                                 0.00
                    Scheduled Principal Balance Repurchases                                          0.00

(o)      Class A-4 Interest Distribution                                                                            400,625.00
         Class A-4 Interest Shortfall                                                                                     0.00

(p)      Class A-4 Remaining Certificate Balance                                                                 75,000,000.00
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
(q)      Class A-5 Distribution Amount                                                                            1,109,485.74
(r)      Class A-5 Distribution Principal                                                                                 0.00
                    Scheduled Payments of Principal                                       0.00
                    Partial Prepayments                                                   0.00
                    Scheduled Principal Balance Principal Prepayment in Full              0.00
                    Scheduled Principal Balance Liquidated Contracts                      0.00
                    Scheduled Principal Balance Repurchases                               0.00

(s)      Class A-5 Interest Distribution                                                                          1,109,485.74
         Class A-5 Interest Shortfall                                                                                     0.00

(t)      Class A-5 Remaining Certificate Balance                                                                196,659,215.00

(u)      Class A-1 Pass Through Rate                                                                                  5.780000%
         Class A-2 Pass Through Rate                                                                                  6.010000%
         Class A-3 Pass Through Rate                                                                                  6.110000%
         Class A-4 Pass Through Rate                                                                                  6.410000%
         Class A-5 Pass Through Rate                                                                                  6.770000%

(v)      Monthly Servicing Fee                                                                                      522,035.05

(w)      Delinquency                                          # of Contracts                  Prin. Balance
                                                              --------------                 ----------------
                    a)  One Monthly Payment Delinquent                   179                     6,478,173.58
                    b)  Two Monthly Payments                              19                       713,994.70
                    c)  Three or more Monthly Payments                    10                       390,678.31
                                                              --------------                 ----------------
                                                                         208                     7,582,846.59
                                                              ==============                 ================

                                                                                                  Difference
(x)      Repurchased Contracts                           Contract Number   Repurchase Price     Paid by Seller
                                                         ---------------   --------------       ---------------
                                                                0                    0.00                  0.00
                                                                           --------------       ---------------
                                                         Total Repurchases           0.00                  0.00
                                                                           ==============       ===============


(y)      Repossessions or Foreclosures                              Number                    Actual Balance
                                                                  ----------                  ---------------
                                              BOP Repossessions           44                  $  1,478,182.10
                                        Plus Repossessions this           47                     1,529,794.31
                                                          Month
                                              Less Liquidations          -14                     ($457,677.08)
                                                                  ----------                  ---------------
                                              EOP Repossessions           77                  $  2,550,299.33
                                                                  ==========                  ===============

(z)      Class A-1 Enhancement Payment                                                                   0.00
         Class A-2 Enhancement Payment                                                                   0.00
         Class A-3 Enhancement Payment                                                                   0.00
         Class A-4 Enhancement Payment                                                                   0.00
         Class A-5 Enhancement Payment                                                                   0.00

(aa)     Monthly Advance                                                                                 0.00
         Outstanding Amount Advanced                                                                     0.00

(bb)     Deposit to Special Account                                                                665,198.06

(cc)     Amount Distributed to Class R Certificateholders                                          665,198.06

(dd)     Net Weighted Average Contract Rate                                                              9.39%

(ee)     Number of Manufactured Homes currently held due to repossession                                   77
         Principal balance of Manufactured Homes currently held                                  2,550,299.33
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
(ff)     Class A-1 Pool Principal Balance percentage                                                94.017357%
         Class A-2 Pool Principal Balance percentage                                               100.000000%
         Class A-3 Pool Principal Balance percentage                                               100.000000%
         Class A-4 Pool Principal Balance percentage                                               100.000000%
         Class A-5 Pool Principal Balance percentage                                               100.000000%

(gg)     Aggregate Deficiency Amounts                                                                    0.00
         Servicer Deficiency Amounts received                                                            0.00
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